UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

CELLSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 S. Royal Lane, Coppell, Texas	75019
(Address of principal executive offices)	(Zip Code)

(972) 462-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 26, 2006, CellStar Corporation (the “Company”) obtained a waiver and consent (the “Waiver”) from the lenders under its amended and restated revolving credit facility (the “Facility”) to increase the inventory component of the Company’s borrowing base calculation.  The Waiver is effective until December 11, 2006, provided that the Company is not in default under the Facility prior to that date.  The Waiver was executed by Wells Fargo Foothill, Inc., as agent and a lender, Bank of America, N.A., successor to Fleet Capital Corporation, and Textron Financial Corporation, as lenders, and the Company and certain of its subsidiaries as borrowers, including CellStar, Ltd., National Auto Center, Inc., CellStar Financo, Inc., CellStar International Corporation/SA, CellStar Fulfillment, Inc., CellStar International Corporation/Asia, Audiomex Export Corp., NAC Holdings, Inc. and CellStar Fulfillment Ltd.

On October 31, 2006, the Company finalized the third amendment to its Facility modifying certain terms and conditions of the Facility to allow the Company’s operations in Chile to increase the amount of factoring of certain receivables in order to provide an increase in working capital to those operations.  The amendment was executed by Wells Fargo Foothill, Inc., as agent and a lender, and Bank of America, N.A., as successor to Fleet Capital Corporation, and Textron Financial Corporation, as lenders, and the Company and certain of its subsidiaries as borrowers, including CellStar, Ltd., National Auto Center, Inc., CellStar Financo, Inc., CellStar International Corporation/SA, CellStar Fulfillment, Inc., CellStar International Corporation/Asia, Audiomex Export Corp., NAC Holdings, Inc. and CellStar Fulfillment Ltd.

On October 31, 2006, the Company finalized the first amendment to its Term Loan and Security Agreement (the “Term Loan”) with CapitalSource Finance LLC (“CapitalSource”) modifying certain terms and conditions of the Term Loan to allow the Company’s operations in Chile to increase the amount of factoring of certain receivables in order to provide an increase in working capital to those operations.  The amendment was executed by CapitalSource, the Company and certain of its subsidiaries as borrowers, including CellStar, Ltd., National Auto Center, Inc., CellStar Financo, Inc., CellStar International Corporation/SA, CellStar Fulfillment, Inc., CellStar International Corporation/Asia, Audiomex Export Corp., NAC Holdings, Inc. and CellStar Fulfillment Ltd.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1

Waiver and Consent, as of October 26, 2006, by and among CellStar Corporation and each of CellStar Corporation’s subsidiaries signatory thereto, as borrowers, Wells Fargo Foothill, Inc., as agent and a lender, and Bank of America, N.A., and Textron Financial Corporation, as lenders.

Exhibit 10.2

Third Amendment to Amended and Restated Loan Agreement, dated October 31, 2006, by and among CellStar Corporation and each of CellStar Corporation’s subsidiaries signatory thereto, as borrowers, Wells Fargo Foothill, Inc., as agent and a lender, and Bank of America, N.A., and Textron Financial Corporation, as lenders.

Exhibit 10.3

First Amendment to Term Loan and Security Agreement, dated October 31, 2006, by and among CellStar Corporation and each of CellStar Corporation’s subsidiaries signatory thereto, as borrowers, and CapitalSource Finance LLC, as agent and lender.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLSTAR CORPORATION

	By:	/s/ Elaine Flud Rodriguez

Date: November 1, 2006	Elaine Flud Rodriguez Senior Vice President and General Counsel

Exhibit Index

Exhibit 10.1

Waiver and Consent, as of October 26, 2006, by and among CellStar Corporation and each of CellStar Corporation’s subsidiaries signatory thereto, as borrowers, Wells Fargo Foothill, Inc., as agent and a lender, and Bank of America, N.A., and Textron Financial Corporation, as lenders.

Exhibit 10.2

Third Amendment to Amended and Restated Loan Agreement, dated October 31, 2006, by and among CellStar Corporation and each of CellStar Corporation’s subsidiaries signatory thereto, as borrowers, Wells Fargo Foothill, Inc., as agent and a lender, and Bank of America, N.A., and Textron Financial Corporation, as lenders.

Exhibit 10.3

First Amendment to Term Loan and Security Agreement, dated October 31, 2006, by and among CellStar Corporation and each of CellStar Corporation’s subsidiaries signatory thereto, as borrowers, and CapitalSource Finance LLC, as agent and lender.